UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024
BOSTON PROPERTIES, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrant As Specified in its Charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617) 236-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Boston Properties, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Boston Properties, Inc.:
Emerging growth company ☐

Boston Properties Limited Partnership:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Boston Properties, Inc. ☐         Boston Properties Limited Partnership ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, held its 2024 annual meeting of stockholders (the “2024 Annual Meeting”) on May 22, 2024. As described below in Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting, the stockholders approved the Fourth Amendment (the “Fourth Amendment”) to the Company’s 1999 Non-Qualified Employee Stock Purchase Plan (the “ESPP”). The Fourth Amendment was approved by the Company’s Board of Directors on January 25, 2024, and it became effective on May 22, 2024 upon approval by the Company's stockholders.

The sole purpose of the Fourth Amendment was to increase the number of shares of common stock authorized for issuance under the ESPP from 250,000 shares to 500,000 shares. This description of the Fourth Amendment is qualified in its entirety by reference to the full text of the Fourth Amendment filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders
At the 2024 Annual Meeting, the stockholders of the Company (1) elected Bruce W. Duncan, Carol B. Einiger, Diane J. Hoskins, Mary E. Kipp, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Timothy J. Naughton, Owen D. Thomas, William H. Walton, III and Derek Anthony (Tony) West to the Company’s Board of Directors, (2) approved a non-binding, advisory vote on named executive officer compensation, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, (3) approved the Fourth Amendment and (4) ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The following is a statement of the number of votes cast for and against each director nominee and each other matter voted upon, as applicable. In addition, the following sets forth the number of abstentions and broker non-votes with respect to each director nominee and each other matter, as applicable.
Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
Bruce W. Duncan	128,744,040	8,970,538	774,157	6,082,886
Carol B. Einiger	128,522,724	9,191,430	774,581	6,082,886
Diane J. Hoskins	131,895,266	5,819,742	773,727	6,082,886
Mary E. Kipp	136,086,124	1,627,548	775,063	6,082,886
Joel I. Klein	113,214,285	24,499,017	775,433	6,082,886
Douglas T. Linde	134,878,609	2,835,098	775,028	6,082,886
Matthew J. Lustig	107,791,980	29,836,446	860,309	6,082,886
Timothy J. Naughton	136,860,710	852,733	775,292	6,082,886
Owen D. Thomas	108,351,013	21,780,422	8,357,300	6,082,886
William H. Walton, III	135,104,015	2,608,424	776,296	6,082,886
Derek Anthony (Tony) West	135,614,248	2,099,521	774,966	6,082,886
Proposal 2 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
92,860,514	44,793,229	834,992	6,082,886

Proposal 3 - Fourth Amendment to the Boston Properties, Inc. 1999 Non-Qualified Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
135,376,673	2,321,636	790,426	6,082,886

Proposal 4 - Ratification of Appointment of PwC

For	Against	Abstain	Broker Non-Votes
135,984,308	8,525,494	61,819	0

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
*10.1	Fourth Amendment to the Boston Properties, Inc. 1999 Non-Qualified Employee Stock Purchase Plan.
*101.SCH	Inline XBRL Taxonomy Extension Schema Document.
*101.LAB	Inline XBRL Taxonomy Extension Calculation Linkbase Document
*101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
*101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
*104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: Boston Properties, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 24, 2024